Exhibit 99.1

AVERY DENNISON TARGETING TO REDUCE DEBT
BY AT LEAST $350 MILLION BY END OF 2010

PASADENA, Calif. – July 30, 2009 – Avery Dennison Corporation (NYSE:AVY) today announced that it is targeting to reduce debt by at least $350 million by the end of 2010. This announcement supplements information provided earlier today by the Company related to the decision to reduce its dividend.

Avery Dennison is a recognized industry leader that develops innovative identification and decorative solutions for businesses and consumers worldwide. The Company’s products include pressure-sensitive labeling materials; graphics imaging media; retail apparel ticketing and branding systems; RFID inlays and tags; office products; specialty tapes; and a variety of specialized labels for automotive, industrial and durable goods applications. A FORTUNE 500 Company with sales of $6.7 billion in 2008, Avery Dennison is based in Pasadena, California and has more than 32,000 employees in over 60 countries. For more information, visit www.averydennison.com.

# # #

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:

Certain statements contained in this document are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or expected results depending on a variety of factors, including but not limited to risks and uncertainties relating to investment in development activities and new production facilities; fluctuations in cost and availability of raw materials; ability of the Company to achieve and sustain targeted cost reductions; ability of the Company to generate sustained productivity improvement; successful integration of acquisitions; successful implementation of new manufacturing technologies and installation of manufacturing equipment; the financial condition and inventory strategies of customers; customer and supplier concentrations; changes in customer order patterns; loss of significant contract(s) or customer(s); timely development and market acceptance of new products; fluctuations in demand affecting sales to customers; impact of competitive products and pricing; selling prices; business mix shift; volatility of capital and credit markets; credit risks; ability of the Company to obtain adequate financing arrangements and to maintain access to capital; fluctuations in interest rates; fluctuations in pension, insurance and employee benefit costs; impact of legal proceedings, including a previous government investigation into industry competitive practices, and any related proceedings or lawsuits pertaining thereto or to the subject matter thereof related to the concluded investigation by the U.S. Department of Justice (“DOJ”) (including purported class actions seeking treble damages for alleged unlawful competitive practices, which were filed after the announcement of the DOJ investigation), as well as the impact of potential violations of the U.S. Foreign Corrupt Practices Act; changes in tax laws and regulations; changes in governmental regulations; changes in political conditions; fluctuations in foreign currency exchange rates and other risks associated with foreign operations; worldwide and local economic conditions; impact of epidemiological events on the economy and the Company’s customers and suppliers; acts of war, terrorism, and natural disasters; impairment of capitalized assets, including goodwill and other intangibles; and other factors.

The Company believes that the most significant risk factors that could affect its financial performance in the near-term include (1) the impact of economic conditions on underlying demand for the Company’s products and on the carrying value of its assets; (2) the impact of competitors’ actions, including pricing, expansion in key markets, and product offerings; (3) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through selling price increases, without a significant loss of volume; (4) the impact of an increase in costs associated with the Company’s debt; and (5) the ability of the Company to achieve and sustain targeted cost reductions.

For a more detailed discussion of these and other factors, see “Risk Factors” and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in the Company’s most recent Form 10-K, filed on February 25, 2009, with the Securities and Exchange Commission. The forward-looking statements included in this document are made only as of the date of this document, and the Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.